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David J. Mazzo, PhD, President and Chief Executive Officer of Caladrius Biosciences, Inc. (“Caladrius”), is presenting the following presentation at the Alliance for Regenerative Medicine’s Cell & Gene Therapy Investor Day on April 27, 2017 in Boston, Massachusetts to provide an overview on Caladrius and its Interest Purchase Agreement, dated as of March 16, 2017, by and among Caladrius, PCT, LLC, a Caladrius Company, a majority owned subsidiary of Caladrius (“PCT”), and Hitachi Chemical Co. America, Ltd. (“Hitachi”).

caladrius

BIOSCIENCES

Corporate Presentation

David J. Mazzo, PhD
Chief Executive Officer

April 2017 | NASDAQ: CLBS

Forward-looking statements advisory

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this presentation are forward-looking statements, including statements regarding our expected financial results, as well as the potential of our product candidates. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the "Risk Factors" described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 17, 2017, and in the Company's other periodic filings with the SEC, including, without limitation, risks related to: (i) our expected continued losses and negative cash flows; (ii) our anticipated need for substantial additional financing; (iii) the significant costs and management resources required to comply with the requirements of being a public company; (iv) the possibility that a significant market for cell therapy may not emerge; (v) the potential variability in PCT's revenues; (vi) PCT's limited manufacturing capacity; (vii) the need to improve manufacturing efficiency at PCT; (viii) the limited marketing staff and budget at PCT; (ix) the logistics associated with the distribution of materials produced by PCT; (x) government regulation; (xi) our intellectual property; (xii) cybersecurity; (xiii) the development, approval and commercialization of our products; (xiv) enrolling patients in and completing, clinical trials; (xv) the variability of autologous cell therapy; (xvi) our access to reagents we use in the clinical development of our cell therapy product candidates; (xvii) the validation and establishment of manufacturing controls; (xviii) the failure to obtain regulatory approvals outside the United States; (xix) our failure to realize benefits relating to "fast track" and "orphan drug" designations; (xx) the failure of our clinical trials to demonstrate the safety and efficacy of our product candidates; (xxi) our current lack of sufficient manufacturing capabilities to produce our product candidates at commercial scale; (xxii) our lack of revenue from product sales; (xxiii) the commercial potential and profitability of our products; (xxiv) our failure to realize benefits from collaborations, strategic alliances or licensing arrangements; (xxv) the novelty and expense of the technology used in our cell therapy business; (xxvi) the possibility that our competitors will develop and market more effective, safer or less expensive products than our product candidates; (xxvii) product liability claims and litigation, including exposure from the use of our products; (xxviii) our potential inability to retain or hire key employees; and (xxix) risks related to our capital stock. Although the Company believes the expectations contained in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, as a result of new information, future events or otherwise, except as required by law.

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Caladrius unlocks PCT value and preserves intimate working relationship

Hitachi Chemical

PCT

CDMO

Capital for Growth

Preserved Development & Manufacturing Relationship

Discounted fees for Treg cell platform contracts

Cell Therapeutics

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caladrius BIOSCIENCES

Focused, funded and poised for growth[1]

- **Pure-play Cell Therapy therapeutics development company**
- **Two technology platforms on which to build**
  - T regulatory cells for immune modulation
  - CD34 for ischemic repair
- **On-going landmark phase 2 study of CLBS03 in recent onset type 1 diabetes**
  - Strategic relationship with Sanford Research (CLBS retains all product rights)
  - ~$12.2 million CIRM grant awarded
- **Phase 2 protocol in Critical Limb Ischemia for CLBS12 ready to initiate in Japan**
  - Positive results should qualify product for early conditional approval in Japan
- **Well-funded with cash on hand >~$70 million**
- **Debt-free**

1. After the expected PCT sale in May 2017

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Caladrius offers multiple potential near-term value creating milestones

		Expected Timeframe
CLBS03	• DSMB safety assessment on 1st patient cohort	***Completed 2016***
	• Initiation of enrollment of 2nd patient cohort	***Completed 2016***
	• 50% of patients treated: starts clock to 6-mos. follow-up interim analysis	**Mid-2017**
	• 70th patient enrolled: triggers capital infusion	**Mid-2017**
	• Interim analysis assessing early therapeutic effect: 6 months post treatment of 50% patients	**Late 2017/Early 2018**
	• Analysis of 12 month data (primary efficacy endpoint); Go/No Go to Phase 3	**Late 2018/Early 2019**
	• 2-year follow-up complete	**Late 2019**
Other Technologies	• Initiate 35 patient Phase 2 trial in Japan for critical limb ischemia	**2H 2017**
	• Begin patient enrollment in 20 patient Phase 2 trial for coronary microvascular dysfunction based on NIH SBIR grant	**2H 2017**
	• Additional grant funding opportunities: CD34 program, multiple clinical indications	**2017**
	• Licensing opportunities for CLI in Japan and immuno-oncology in China: CLI program eligible for early conditional approval	**2017**
Financing	• Closing of Hitachi Chemical purchase of PCT from Caladrius for $75 million plus milestone (subject to shareholder approval and customary closing conditions)	**May 2017**

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caladrius

BIOSCIENCES

NASDAQ: CLBS

Investor Relations Contact

LHA Investor Relations
Anne Marie Fields, Senior Vice President
Phone: 212.838.3777
Email: afields@lhai.com
Web: www.caladrius.com

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